Unlocking Value

Deutsche Bank
2006 High Yield Conference
October 4, 2006
Scottsdale, AZ

Forward-Looking Statements

The information contained in this presentation includes certain estimates, projections and other
forward-looking information that reflect our current views with respect to future            events and
financial performance.  These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-
looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-Q for the periods ended March 30, 2006 & June 30, 2006, the Form 10-K for the fiscal year ended December 31, 2005 and in other documents that we previously filed with the
SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Diversified Healthcare Services Provider

The Company is a leader in each of its four major
operating divisions

Approximately 1,042 facilities in 45 states

YTD Performance (06/30/06)

Net Operating Revenues: $1.6 billion

Operating Earnings of $76.2 million

Adjusted Consolidated EBITDA: $272.3 million

Adjusted Consolidated EBITDA margin: 17.3%

Diagnostic
(6.2%)

Outpatient
6.9%

Surgery
19.2%

Inpatient
80.1%

National Provider of Healthcare Services

Diversified Business Portfolio (b) (c) :  % of Net Operating Revenues

Other
0.9%

Inpatient
57.0%

Surgery
24.4%

Outpatient
11.1%

Diagnostic
6.6%

(a) Based on facility counts as of June 30, 2006.

(b) Percentages do not include Intersegment Revenues; operating earnings include operating divisions only

(c) Six months ended June 30, 2006.

% of Operating Earnings (b) (c)

Market

YTD Net Rev.

YTD Op. Earn.

Share

(a)

(06/30/06)

(06/30/06)

Inpatient

#1

$899.9 M

$194.4 M

ASC

#1

$384.2 M

$46.6 M

Outpatient

#2

$175.2 M

$16.8 M

Diagnostic

#2

$104.1 M

($15.1 M)

$2.7 billion fraud committed by previous management…  1,000,000 man-
hours and $1.0 billion incurred to reconstruct financial statements, settle litigation and other matters related to “sins of the past”

Company’s Prior
History

Q3-02

SEC securities
trading investigation

Q1-03

DOJ criminal
investigation

SEC files lawsuit vs.
HealthSouth and prior
Management

Former Management
removed

Q2-03

DOJ civil
investigation

Line-of-Credit frozen;
default claimed

Payment blockage
by lenders

Bondholders deliver
notice of default

May-04

New Management
Team Begins

Accomplishments

June-04

December-04

June-05

December-05

June-06

New Board of Directors Recruited

Reached Medicare

Settlement

New Management Recruited

Completed $1B

Senior Notes

Offering

Announced

Strategic

Repositioning

Filed 2000 - 2003

Form 10K

Reached SEC

Settlement

Cured Bank

Defaults

Cured Bond

Defaults

Filed 2005

Form-10K

Filed 2004

Form 10-K

Refinanced Balance

Sheet $2.55B

Identified and Mitigated Massive Internal Control Weaknesses

Hospice 4%
Outpatient 5%
IPF6%
IRF 7%
Home Health 37%
Skilled Nursing 38%

5

HEALTHSOUTH

Repositioning: Post-Acute; Focus: IRF
The Post-Acute Market is Sizeable and Remains Highly Fragmented

No Post Acute Care

67%

Post-Acute Usage After Hospital Discharge

Post-Acute Market (2004)

2004 Market Size: $126 B

Source: 2005 CMS, MedPAC and Wall Street research

Post Acute Care

33%

Post-Acute Growth Opportunity

             Segment                                      Projected Growth

Inpatient Rehab Facilities (IRF)       4-6%

Home Health                                        5-9%

Hospice                                            12-15%

Long Term Acute Care (LTCH)        10-15%

Skilled Nursing                                     4-6%

Approximately 1/3 of all hospital patients
require Post-Acute Care.

Top 3-5 players in each sector hold the
following market share:

<25% in IRFs

<10% in Home Health

<20% in Hospice

<20% in Skilled Nursing

~50% in LTCH

         Non-core segments

Surgery                     Diagnostic

Outpatient

      Notes:

                1. Source: Annual Reports; Verispan data; management analysis

                2. Typically a 15 – 30 bed wing / unit of an acute-care hospital

Post Acute Market

IRF Segment Profile

U. S. IRF

Market (

2004

)

(1)

1338 IRFs

Free-standing = 335 (25%)

In-hospital Unit

(2)

= 1003 (75%)

HLS

All Others

For-Profit

Not-for-Profit

Hospitals

Hospitals

Number of IRFs

93

Other 3rd Party
5.2%
Patients
0.3%
Managed Care
18.4%
Workers Comp
2.7%
Medicaid
2.1%
Medicare
71.2%

7

Inpatient Division

(1)  Number of IRF's & LTCH's Only

62%

5

SC

57%

5

AZ

52%

3

2

LA

47%

6

TN

41%

6

AL

36%

1

9

FL

26%

2

9

PA

15%

1

15

TX

LTCH

IRF

(1)

Cummulative %

(1)

State Concentrations

Payor Mix for the six months ended 6/30/2006

Threshold frozen at 60% for an additional year (07/01/07)

HealthSouth outperforms the market with compliant case
growth

Research underway; Symposium Q1 2007

Administrative “fix”; legislative remedy (1H 2007)

Rule creating consolidation opportunities for HealthSouth

Nation's largest provider of inpatient rehabilitation
services

202 locations (94 IRFs, 98 outpatient satellites)

10 LTCH facilities

YTD Performance (06/30/06)

Net Operating Revenues: $899.9 million

Operating Earnings: $194.4 million; Margin: 21.6%

Compliant Case Growth approximately 5.8%

75% Rule/ Reimbursement

104 Hospital Locations

Overview

HealthSouth Cost Reporting Year

June 30

Sept. 30

Dec. 30

May 30

9

1

67

16

Strong cash flow characteristics

Inpatient Division (cont’d)

Inpatient Division

  ($ in millions)

(1) Current overhead calculation of 4.25% of net operating revenue may not be comparable to stand alone entity

YTD 6/30/06

2005

Net Operating Revenues

$899.9

$1,810.4

Operating Earnings

194.4

393.0

Corporate OH (as a % of revenue)

(1)

(38.2)

(76.9)

Depreciation

32.4

66.4

Available Cash Before CAPEX & Debt Service

$188.6

$382.5

CAPEX (maintenance only)

(22.5)

(38.8)

Cash Available for Growth CAPEX

$166.1

$343.7

and Debt Service

Growth Opportunities

Post divestiture, HealthSouth’s growth will occur through organic and development initiatives

2-3% Pricing

1-2% SS Volume

Development: Current IRF/LTCH pipeline:

~ 40+ projects

*After full implementation of 75% Rule

IRF

LTCH

IRF

1.

Consolidation

                (Existing markets)

2.

De-novo (Existing or New markets)

3.

Acquisition (New markets)

LTCH (to supplement IRF presence)

J.V.

Acquire

Mid-to high-single digit
EBITDA growth

Development Strategies

Organic*

De-novo

Growth Potential – Illustrative Examples

(in thousands)

(1) % includes estimated corporate overhead of 4.25%

Higher Margin from Platform
Efficiency

Ramp-up Period though Strong IRR

Incremental EBITDA with No Investment

Capacity Rationalization

“Win - Win” Situation for Both Parties

Consolidation - Joint Venture

DeNovo - Proforma (40 Bed)

Revenue

EBITDA

%

(1)

Revenue

EBITDA

%

(1)

Stand Alone

10,000

2,000

16%

Year 1

8,500

1,275

11%

Joint Venture

14,000

3,200

19%

Year 2

10,500

2,500

20%

   - Minority Interest

(640)

Run Rate

11,500

2,900

21%

After Consolidation

14,000

2,560

14%

Incremental

      EBITDA

$560

Investment

$14,000

Investment

$0

5-year Annualized ROI

~ 18%

HealthSouth has emerged from a period of unprecedented
uncertainty and upheaval with a new Board, a new management
team, a new balance sheet and a new direction.

By divesting its non-core assets, the Company will be well-positioned to become a “pure-play” post-acute provider and a consolidator in the fragmented $126 B post-acute space

These divestures – along with the tax refund + derivative proceeds –
will significantly strengthen the company’s Balance Sheet through deleveraging.

With our re-listing on NYSE (symbol: HLS) in late October, our
“rehabilitation” will be complete and we will begin a new chapter in the history of HealthSouth.

Summary

Near Term

Longer-term

IRFs

LTCHs (supplemental to IRFs only)

Home Health

Hospice

Appendix

Non-GAAP Financial Reconciliations

A reconciliation of Adjusted Consolidated EBITDA to net cash used in operating activities for the six months ended June 30, 2006 is as follows:

(In Thousands)

$  (50,564)

Net Cash Used in Operating Activities*

(122,046)

Change in assets and liabilities, net of acquisitions*

(56,213)

Change in government, class action and related settlements liability

(4,098)

Other operating cash used in discontinued operations

1,815

Net cash settlement on interest rate swap

(3,245)

Restructuring charges under FASB Statement No. 146

(10,865)

Current portion of income tax provision

(8,035)

Compensation expense under FASB Statement No. 123(R)

5,834

Stock-based compensation

57,217

Minority interest in earnings of consolidated affiliates

7,609

Distributions from nonconsolidated affiliates

(10,163)

Equity in net income of nonconsolidated affiliates

(1,953)

Gain on sale of investments, excluding marketable securities

(53)

Accretion of debt securities

2,201

Amortization of restricted stock

14,345

Amortization of debt issue costs, debt discounts and fees

(7,919)

Net gain on disposal of assets

52,585

Provision for doubtful accounts

8,377

Interest income

(168,228)

Interest expense and amortization of debt discounts and fees

(3,376)

Sarbanes-Oxley related costs

(76,632)

Professional fees – accounting, tax and legal

$ 272,279

Adjusted Consolidated EBITDA

Six Months Ended Jume 30,
2006

168,228

Interest expense and amortization of debt discounts and fees

10

Loss on sale of marketable securities

A reconciliation of net loss to Adjusted Consolidated EBITDA for the six months ended June 30, 2006 is as follows:

(In Thousands)

$  272,279

Adjusted Consolidated EBITDA

3,245

Restructuring activities under FASB Statement No. 146

3,376

Sarbanes-Oxley related costs

8,035

Compensation expense under FASB Statement No. 123(R)

75,851

Depreciation and amortization

5,814

Net non-cash loss on disposal of assets

3,860

Impairment charges

17,313

Government, class action and related settlements expense

76,632

Professional fees – accounting, tax and legal

365,642

Loss on early extinguishment of debt

(8,377)

Interest income

(14,789)

Gain on interest rate swap

27,019

Provision for income tax expense

17,994

Loss from discontinued operations

$  (477,574)

Net loss

Six Months Ended Jume 30,
2006

*  See the Company's Form 10-Q for the period ended June 30, 2006 for a discussion of changes in operating cash and assets and liabilities.  The change during the six months ended June 30, 2006 includes the payment of accrued interest on the Company's prior indebtedness that was extinguished as part of the Company's recapitalization transactions discussed in the Company's Form 10-Q for the period ended June 30, 2006.